                                 EXHIBIT 10.27
                        1996 DEFERRED COMPENSATION PLAN
                               THE TIMKEN COMPANY
                               ELECTION AGREEMENT
     I, _____________________________, hereby elect to participate in the 1996
Deferred Compensation Plan for The Timken Company (the "Plan") adopted with respect to the compensation that I may receive beginning January 1, 2004.  (You may complete any or all of the Sections numbered I through V below, but you must complete Section VI.)
     I hereby elect to defer payment of the compensation that
I otherwise would be entitled to receive as follows:
I.   DEFERRAL OF BASE SALARY
     1.  Percentage or dollar amount of Base Salary for 2004:
         25%  [    ]   50%  [    ]   ____%  [    ]     $ ______ [    ] per month
2.   Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
a.   Pay in lump sum  [    ]
b.   Pay in ____ approximately equal quarterly installments [    ]
c.   Pay pursuant to the following alternate payment schedule (subject to the
     approval of the Director - Total Rewards) [    ]
     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
3.   Please defer payment or make payment of first installment as follows:
a.   Defer until the date I cease to be an associate [    ]
b.   Defer until _________ [    ] (specify date or number of years following
     termination of employment)

II.  DEFERRAL OF ANNUAL BONUS
     1.  Percentage or dollar amount of bonus, if any, payable under the
         Management Performance Plan for 2004 (to be paid in Feb. 2005):
         25% [    ]  50% [    ]  100% [    ]   ____% [    ]  $ ______ [    ]
     2.  Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
         a.  Pay in lump sum  [    ]
         b.  Pay in ____ approximately equal quarterly installments [    ]
         c.  Pay pursuant to the following alternate payment schedule
             (subject to the approval of the Director - Total Rewards) [    ]
             ______________________________________________________
             ______________________________________________________
             ______________________________________________________
     3.  Please defer payment or make payment of first installment as follows:
         a.  Defer until the date I cease to be an associate [    ]
         b.  Defer until __________ [    ] (specify date or number of years
             following termination of employment)

III.  DEFERRAL OF SAVINGS AND INVESTMENT PENSION (SIP) PLAN AMOUNTS THAT EXCEED
      IRS LIMITATIONS
      1.  Percentage or dollar amount, if any, that would otherwise be contributed to the Post-Tax Savings and Investment Pension (SIP) Plan
          Employee (Contributions and Match) in 2004:
          25% [    ]   50% [    ]  100% [    ]   ____% [    ]   $ ______ [    ]
      2.  Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
          a.  Pay in lump sum [    ]
          b.  Pay in ____ approximately equal quarterly installments [    ]
          c.  Pay pursuant to the following alternate payment schedule (subject
              to the approval of the Director - Total Rewards) [    ]
              ______________________________________________________
              ______________________________________________________
              ______________________________________________________
                                         2

      3.  Please defer payment or make payment of first installment as follows:
          a.  Defer until the date I cease to be an associate [    ]
          b.  Defer until ___________ [    ] (specify date or number of years
              following termination of employment)

IV.   DEFERRAL OF COMMON SHARES PAYABLE PURSUANT TO PERFORMANCE UNITS EARNED
      UNDER THE LONG-TERM INCENTIVE PLAN
      1.  Percentage or number of Common Shares, if any, payable as a result of the earning of Performance Units (as defined in the Long-Term
          Incentive Plan) for 2004, 2005 and 2006 (to be paid in 2007):
          25%[    ] 50%[    ] 100%[    ]  ____%[    ] # of shares ______[    ]
      2.  Please make payment of the above Common Shares together with all accrued amounts in my Account as follows:
          a.  Pay in lump sum [    ]
          b.  Pay in _____ approximately equal quarterly installments [    ]
          c.  Pay pursuant to the following alternate payment schedule (subject
              to the approval of the Director - Total Rewards) [    ]
              ______________________________________________________
              ______________________________________________________
              ______________________________________________________
      3.  Please defer payment or make payment of first installment as follows:
          a.  Defer until the date I cease to be an associate [    ]
          b.  Defer until _________ [    ] (specify date or number of years
              following termination of employment)

V.    DEFERRAL OF CASH AMOUNTS PAYABLE PURSUANT TO PERFORMANCE UNITS EARNED
      UNDER THE LONG-TERM INCENTIVE PLAN
      1.  Percentage or dollar amount, if any, payable as a result of the earning of Performance Units for 2004, 2005 and 2006
          (to be paid in 2007):
          25% [    ]  50% [    ]  ____ % [    ]   ____% [    ]  $ ______ [    ]
                                       3

     2.  Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
          a.  Pay in lump sum  [    ]
          b.  Pay in ____ approximately equal quarterly installments [    ]
          c.  Pay pursuant to the following alternate payment schedule (subject
              to the approval of the Director - Total Rewards) [    ]
              ______________________________________________________
              ______________________________________________________
              ______________________________________________________
      3.  Please defer payment or make payment of first installment as follows:
          a.  Defer until the date I cease to be an associate [    ]
          b.  Defer until __________ [    ] (specify date or number of years
              following termination of employment)

VI.   DEFERRAL OF VESTED EXCESS CORE CONTRIBUTIONS
      1.  Percentage or dollar amount of any Vested Excess Core Contribution(s)
          for 2004:
          25% [    ]   50% [    ]   ____ % [    ]   ____ % [    ]
          $ ______ [    ] per contribution
      2.  Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
          a. Pay in lump sum  [    ]
          b. Pay in ____ approximately equal quarterly installments [    ]
          c. Pay pursuant to the following alternate payment schedule (subject
             to the approval of the Director - Total Rewards) [    ]
             ______________________________________________________
             ______________________________________________________
             ______________________________________________________
      3.  Please defer payment or make payment of first installments as follows:
          a.  Defer until the date I cease to be an associate [    ]
          b.  Defer until _________ [    ] (specify date or number of years
              following termination of employment)
                                     4

VII.  DEFERRAL OF UNVESTED EXCESS CORE CONTRIBUTIONS
      1.  Percentage or dollar amount of any Unvested Excess Core
          Contribution(s) for 2004:
          25% [    ] 50%  [    ] ____%  [    ]  $ ______ [    ] per contribution
      2.  Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
          a.  Pay in lump sum  [    ]
          b.  Pay in ____ approximately equal quarterly installments [    ]
          c.  Pay pursuant to the following alternate payment schedule (subject
              to the approval of the Director - Total Rewards) [    ]
              ______________________________________________________
              ______________________________________________________
              ______________________________________________________
      3.  Please defer payment or make payment of first installment as follows:1
          a.  Defer until the date I cease to be an associate [    ]
          b.  Defer until _________ [    ] (specify date or number of years
              following termination of employment)

VIII. SIGNATURE/AUTHORIZATION
      I acknowledge that I have reviewed the Plan and understand that my participation will be subject to the terms and conditions contained in the Plan.
Capitalized terms used, but not otherwise defined, in this Election Agreement shall have the respective meanings assigned to them in the Plan.
      I understand that this Election Agreement applies only to the compensation earned by me during the periods specified above and will not apply to compensation earned in subsequent years.
      I acknowledge that I have been advised to consult with my own financial, tax, estate planning and legal advisors before making this election to defer in order to determine the tax effects and other implications of my participation in the Plan.

                                   5

1     Note that with respect to any Unvested Excess Core Contributions, the period of deferral can end no sooner than the date on which the Eligible
      Associate has achieved three Years of Service (as defined in and determined under the Savings and Investment Pension Plan).

Dated this ________ day of _______________, 2003.

___________________________________
(Signature)

___________________________________
(Print or type name)